7. Stockholders' Equity	9 Months Ended
Dec. 31, 2015
Equity [Abstract]
Stockholders' Deficit

Shares authorized

Upon formation the total number of shares of all classes of stock which the Company is authorized to issue is seventy-five million (75,000,000) shares of common stock, par value $0.001 per share.

Common stock

On September 30, 2013, the Company sold 4,000,000 shares of its common stock at par to its directors for $4,000 in cash.

As at March 31, 2014, the Company received $3,000 in common stock subscription funds. The Company completed the sale of 2,580,000 shares of common stock at $0.0125 per share for total proceeds of $32,250 during the year ended March 31, 2015.

On December 30, 2015, the Company issued 27,994,706 shares of common stock to shareholders of Perfecular Inc. to acquire all of the issued and outstanding shares of Perfecular’s common stock in 47.6333 to one exchange ratio.

Three individuals had entered separate convertible note agreements with Perfecular in June 2015, and three notes amounted to $130,000. Prior to the merger, all three individuals elected to exercise their rights to convert a total of $57,313 of the combined notes into 16,054 shares of common stock of Perfecular and forgive outstanding $72,687 remaining balance under the terms of the original notes.

As of December 31, 2015 and March 31, 2015, the Company had 34,574,706 and 6,580,000 shares of common stock issued and outstanding, respectively.

Additional Paid in Capital

On December 29, 2014, pursuant to the terms of the Stock Purchase Agreements, the former officers and stockholders forgave advances of $26,731 and accrued compensation of $15,400, respectively or approximately $42,131 in aggregate. The gains arising on forgiveness of these liabilities were recorded as contributions to capital and accordingly recognized in additional paid in capital.